UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2018

TERADATA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33458	75-3236470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Innovation Drive Dayton, Ohio	45342
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (866) 548-8348

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers Compensatory Arrangements of Certain Officers.

On June 14, 2018, the Board of Directors (the “Board”) of Teradata Corporation (the “Company” or “Teradata”) expanded the size of the Board from ten directors to eleven and elected Joanne Olsen as a director, effective as of June 15, 2018 (the “Effective Date”). Ms. Olsen was elected to Class III, with a term expiring at the Annual Meeting of Stockholders in 2019, or until such time as her successor is duly elected and qualified or as is otherwise provided in Teradata’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws.

The Board has determined that Ms. Olsen is independent under Teradata’s Board of Directors Corporate Governance Guidelines and the requirements of the New York Stock Exchange. There are no arrangements or understandings between Ms. Olsen and any other person pursuant to which she was elected as a director and there are no transactions involving Ms. Olsen that would be required to be reported under Item 404(a) of Regulation S-K. Ms. Olsen has not yet been named to a Board committee.

As of the Effective Date, Ms. Olsen will participate in certain non-employee director compensation arrangements under the Teradata Corporation Director Compensation Program, as amended (the “Program”). Under the terms of the Program, Ms. Olsen will receive a prorated annual retainer for the year ending on the date of the Company’s 2019 Annual Meeting in the amount of $50,000. Ms. Olsen will also receive equity grants under the terms of the Program, including an initial restricted share unit equity grant with a value of $75,000 and a prorated annual restricted share unit equity award with a value of $229,167.

On June 15, 2018, Teradata issued a press release that announced the election of Ms. Olsen, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is attached with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated June 15, 2018, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation
By:	/s/ Laura K. Nyquist
Laura K. Nyquist
General Counsel and Secretary

Dated: June 15, 2018